Fund Objective:

Franklin's AGE High Income Fund seeks to provide investors with high current income, with a secondary objective of principal appreciation, through a diversified portfolio consisting primarily of high-yield, lower-rated corporate bonds.


To reduce the volume of mail shareholders receive and to reduce expenses, only one copy of most Fund reports, such as the Fund's annual and semi-annual reports, may be mailed to a household. Additional reports may be obtained, without charge, by calling Fund Information at 1-800/DIAL BEN (1-800/342-5236).


                                                             January 15, 1996


Dear Shareholder:

We are pleased to bring you the semi-annual report of Franklin's AGE High Income Fund for the period ended November 30, 1995.

A continued trend of moderate economic growth accompanied by low and declining interest rates marked the six-month reporting period.

An improving economy strengthened the financial condition of many corporations, which had a positive effect on the value of their outstanding debt. However, economic growth was not as strong as the Federal Reserve Board had anticipated, and it decreased short-term interest rates to 5.75% from 6.00%, in July. This also boosted the value of fixed-income securities, as bond prices rise when interest rates decline. As a result, your fund's Class I shares recorded a six-month cumulative total return of +5.25% and a one-year total return of +17.89% for the period ended November 30, 1995, as seen in the Performance Summary on page 5. Further, your fund continued to meet its objective of high current income.

During the period, the majority of the fund's total return was derived from income, as opposed to capital appreciation. Since the economy had been growing for an extended period of time, investors demanded higher yields from lower quality bonds as compensation for assuming more credit risk late in the economic expansion phase. This "spread widening" effect offset much of the potential principal appreciation typical of a declining interest rate environment, resulting in fairly stable security prices during the period.

Correspondingly, the market favored lower-risk companies and defensive, non-cyclical industries during the reporting period. Non-cyclical industries tend to be less sensitive to economic slowdowns, because they are supported by nondiscretionary consumer spending on basic necessities such as health care and food.


Franklin's AGE High Income Fund
Top 10 Holdings on 11/30/95
Based on Total Net Assets

  Company                                    % of Total
  Industry                                   Net Assets

  American Standard, Inc.                     2.18%
  Industrial

  Ralphs Grocery Co.                          1.66%
  Food Retailing

  Fort Howard Corp.                           1.98%
  Forest & Paper Products

  Rogers Communication, Inc.                  1.75%
  Cable Television/Wireless Communication

  RJR Nabisco, Inc.                           1.72%
  Consumer Goods

  Continental Cablevision, Inc.               1.58%
  Cable Television

  Repap New Brunswick                         1.51%
  Forest & Paper Products

  Comcast Cellular Communications, Inc.       1.51%
  Cable Television/Wireless Communication

  Delta Airlines, Inc.                        1.40%
  Transportation

  Dr. Pepper/Seven-Up Cos.                    1.34%
  Food & Beverage

For a detailed listing of portfolio holdings, please see page 7 of this report.


We carefully evaluated each prospective bond issue for risk and total return potential, and remained favorably inclined toward the health care sector, which represented 4.8% of the fund's total net assets on November 30, 1995. Marked by continued growth, the health care industry's consolidation continued, as smaller providers merged for greater economies of scale to compete within an HMO-dominated environment. For example, OrNda Healthcorp and Tenet Healthcare Corp., two hospital companies in which the fund invests, both consolidated and improved their operations during the reporting period.

Regarding investments in more cyclical industries, the fund concentrated on larger, market-leading companies whose business reflected improved operations. Securities of such companies, such as paper producer Fort Howard and United
Airlines,   are  attractive  to  investors   particularly  when  markets  become
unsettled.

Strong performance and improved financial conditions of individual companies also contributed greatly to the fund's overall performance. For instance, media & broadcasting company Pan Am Sat, and Continental Cablevision, both improved their operations and announced initial public offerings of stock.

Of course, while high yield corporate bonds and Franklin's AGE High Income Fund fared well during the reporting period, we cannot guarantee this trend will continue. As stated in the fund's prospectus, investing in Franklin's AGE High Income Fund entails a greater degree of credit risk relative to investment in a fund of higher-rated, lower yielding securities. It should not be considered a complete investment program, and should be carefully evaluated for its appropriateness in light of your overall investment needs and goals. Those on fixed incomes, including retired individuals, should consider the increased risk of loss of principal that is present with an investment in higher risk securities such as those contained in the fund's portfolio.

Many investors have found the fund's broad diversification and professional management can help to offset the risks involved. Franklin's AGE High Income Fund contained over 180 positions in its portfolio, and the fund's largest holding represented only 2.2% of total net assets on November 30, 1995. By limiting our exposure to any one industry or issuer, we seek to reduce the impact that a poorly performing security or sector could have on your investment.

Looking forward to 1996, we anticipate a continuation of the slow to moderate economic growth and low interest rates exhibited during the reporting period. In fact, this economic environment prompted the Federal Reserve Board to reduce short-term rates for a second time this year, from 5.75% to 5.50%, in December. Consequently, corporations may be able to improve their financial conditions further. Overall, we believe the high-yield corporate bond market and Franklin's AGE High Income Fund are well-positioned for 1996.

Sincerely,


Rupert H. Johnson, Jr.
President
Franklin's AGE High Income Fund



Performance Summary

Class I Shares

The price of the fund's Class I shares, as measured by net asset value, rose slightly to $2.78 on November 30, 1995, from $2.77 on May 31, 1995. Your fund continued to meet its investment objective of providing high current income to its shareholders. For the six-month period ended November 30, 1995, the fund's Class I shares paid income distributions totaling 13.2 cents ($0.132) per share. Based on an annualization of the current monthly dividend of 2.2 cents ($0.022) per share and the maximum offering price of $2.90 on November 30, 1995, your fund's Class I share distribution rate was 9.10%. Dividends will vary based on the earnings of the fund's portfolio, and past distributions are not predictive of future trends.

Class I shares of Franklin's AGE High Income Fund posted cumulative total returns of +5.25% and +17.89%, for the six-month and one-year periods ended November 30, 1995. Total return measures the change in value of an investment over the periods indicated. It does not include the initial sales charge and assumes reinvestment of dividends and any capital gains. Past performance cannot guarantee future results.

Class II Shares

The price of the fund's Class II shares, as measured by net asset value, rose slightly to $2.78 on November 30, 1995, from $2.77 on May 31, 1995. Your fund continued to meet its investment objective of providing high current income to its shareholders. For the six-month period ended November 30, 1995, the fund's Class II shares paid income distributions totaling 12.2 cents ($0.122) per share. Based on an annualization of the current monthly dividend of 2.05 cents ($0.0205) per share and the maximum offering price of $2.81 on November 30, 1995, your fund's Class II share distribution rate was 8.75%. Dividends will vary based on the earnings of the fund's portfolio, and past distributions are not predictive of future trends.

Class II shares of Franklin's AGE High Income Fund posted a cumulative total return of +4.87% for the six-month period ended November 30, 1995. Total return measures the change in value of an investment over the period indicated. It does not include sales charges and assumes reinvestment of dividends and any capital gains. Past performance cannot guarantee future results.

Franklin's AGE High Income Fund
Periods ended November 30, 1995

                                                                      Since         Since
                                     One-      Five-      Ten-      Inception     Inception
                                     Year      Year       Year      (12/31/69)    (05/16/95)

Cumulative Total Return1
  Class I Shares                     17.89%    136.70%    161.11%    761.40%          --
  Class II Shares                       --         --         --         --         5.25%
Average Annual Total Return2
  Class I Shares                     12.69%     17.77%      9.60%      8.47%          --
Aggregate Total Return3
  Class II Shares                       --         --         --         --         3.13%
Distribution Rate4
  Class I Shares                           9.10%
  Class II Shares                          8.75%
30-Day Standardized Yield5
  Class I Shares                           8.98%
  Class II Shares                          8.72%

1. Cumulative total return measures the change in value of an investment over the periods indicated and does not include the current, maximum 4.25% initial sales charge for Class I shares, or the maximum 1.0% initial sales charge and 1.0% contingent deferred sales charge (CDSC) for Class II shares, applicable to shares redeemed within the first 18 months of investment. See note below.
2. Average annual total return represents the average annual change in value of an investment over the specified periods and reflects the current, maximum 4.25% initial sales charge for Class I shares. See note below.
3. Aggregate total return, which includes the 1.0% initial sales charge, represents the change in value of an investment since the inception date of the fund's Class II shares. It also includes the 1.0% CDSC applicable to shares redeemed within 18 months of purchase. Since Class II shares have existed for less than one year, average annual total returns are not provided.
4. The distribution rate for Class I shares is based on an annualization of the fund's current 2.2 cents per share monthly dividend and the maximum offering price of $2.90 on November 30, 1995. For Class II shares, the distribution rate is based on an annualization of the fund's current 2.05 cents per share monthly dividend and the maximum offering price of $2.81 on November 30, 1995.
5. Yield, calculated as required by the SEC, is based on the earnings of the fund's portfolio for the 30 days ended November 30, 1995. The fund's high distribution rate and yield reflect the higher credit risks associated with certain lower-rated securities in the portfolio, and in some cases, the lower market prices for these instruments.
Note: Prior to July 1, 1994, the fund's Class I shares were offered at a lower initial sales charge, with dividends reinvested at the offering price. Thus, actual total returns for purchasers of shares during that period would have been different than noted above. Effective May 1, 1994, the fund eliminated the sales charge on reinvested dividends and implemented a plan of distribution under Rule 12b-1, which will affect future performance. Class II shares, which the fund began offering on May 16, 1995, are subject to different fees and expenses, which will affect their performance. Please see the prospectus for more details regarding Class I and Class II shares.
All total return calculations assume reinvestment of dividends and capital gains at net asset value. Investment return and principal value will fluctuate with market conditions, and you may have a gain or loss when you sell your shares. Past performance cannot guarantee future results.


AGE HIGH INCOME FUND, INC.

Statement  of  Investments  in  Securities  and Net  Assets,  November  30, 1995
(unaudited)


     Face                                                                                              Value
    Amount                                                                                           (Note 1)
                  Bonds  85.1%
                  Automotive  .9%
$  16,750,000     SPX Corp., senior sub. notes, 11.75%, 06/01/02 .............................      $ 17,922,500
                                                                                                    -------------
                  Cable Television8.9%
   29,000,000    dBell Cablemedia, Plc., senior disc. notes, zero coupon to 07/15/99, (original
                   accretion rate 11.95%), 11.95% thereafter, 07/15/04 .......................        19,937,500
   17,400,000     Cablevision Industries Corp., senior notes, 10.75%, 01/30/02 ...............        18,879,000
    5,000,000     Cablevision System Corp., senior sub. deb., 9.875%, 04/01/23 ...............         5,162,500
   20,000,000     Cablevision System Corp., SF, senior sub. deb., 10.75%, 04/01/04............        21,250,000
    7,000,000     Century Communications Corp., senior notes, 9.50%, 03/01/05 ................         7,131,250
    3,000,000     Continental Cablevision, Inc., senior deb., 8.875%, 09/15/05................         3,116,250
    8,500,000     Continental Cablevision, Inc., senior deb., 9.50%, 08/01/13 ................         8,946,250
   13,000,000     Continental Cablevision, Inc., senior sub. deb., 11.00%, 06/01/07...........        14,495,000
    5,800,000     Continental Cablevision, Inc., senior sub. deb., 9.00%, 09/01/08............         6,032,000
   10,000,000     Helicon Group LP Corp., S.F., senior secured notes, 9.00% coupon to 11/1/96,
                   11.00% thereafter,  11/01/03 ..............................................         9,550,000
    5,000,000     Rogers Cablesystems, Inc., senior secured deb., 10.125%, 09/01/12 ..........         5,175,000
   15,300,000    gRogers Cablesystems, Inc., senior secured deb. (Canada), 9.65%, 01/15/14             9,404,468
   10,000,000     Rogers Communications, Inc., senior deb., 10.875%, 04/15/04 ................        10,425,000
    7,000,000    cScott Cable Communications, Inc., SF, sub. deb., 12.25%, 04/15/01                    5,005,000
   20,000,000     Tele-Communications, Inc., senior deb., 9.80%, 02/01/12 ....................        23,384,238
   25,500,000    dTelewest Plc., deb., zero coupon to 10/01/00, (original accretion rate 11.00%),
                   11.00% thereafter, 10/01/07 ...............................................        14,821,875
                                                                                                    -------------
                                                                                                     182,715,331
                                                                                                    -------------
                  Chemicals  4.3%
   18,000,000     Arcadian Partners, SF, senior notes, Series B, 10.75%, 05/01/05 ............        19,755,000
   18,750,000    dHarris Chemical North America, Inc., senior secured disc. notes, zero coupon
                   to 01/15/96, (original accretion rate 10.25%), 10.25% thereafter, 07/15/01         17,531,250
    3,400,000     IMC Fertilizer Group, Inc., senior deb., 9.45%, 12/15/11 ...................         3,621,000
    7,000,000     IMC Fertilizer Group, Inc., senior notes, 9.25%, 10/01/00 ..................         7,420,000
    6,000,000     IMC Fertilizer Group, Inc., senior notes, Series B, 10.125%, 06/15/01 ......         6,510,000
    6,550,000     IMC Fertilizer Group, Inc., senior notes, Series B, 10.75%, 06/15/03 .......         7,188,625
   15,000,000     Terra Industries, Inc., senior notes, Series B, 10.50%, 06/15/05 ...........        16,275,000
    4,850,000     UCC Investors, senior sub. notes, 11.00%, 05/01/03 .........................         4,910,625
    6,000,000    dUCC Investors, sub. notes, zero coupon to 05/01/98, (original accretion rate
                   12.00%), 12.00% thereafter, 05/01/05 ......................................         4,470,000
                                                                                                    -------------
                                                                                                      87,681,500
                                                                                                    -------------
                  Consumer Goods  4.0%
   17,000,000    dColeman Holdings, Inc., senior secured disc. notes, (original accretion rate
                   10.875%), 0.00%, 05/27/98 ... .............................................        13,600,000
   10,000,000     Florsheim Shoe Co., senior notes, 12.75%, 09/01/02 .........................         8,150,000

                  Consumer Goods (cont.)
$   3,600,000     Herff Jones, Inc., senior sub. notes, 11.00%, 08/15/05 .....................       $ 3,735,000
    7,500,000     Playtex Family Products Corp., senior sub. notes, 9.00%, 12/15/03 ..........         6,637,500
   15,000,000     Revlon Consumer Products Corp., senior sub. notes, 10.50%, 02/15/03 ........        15,375,000
    4,900,000    dRevlon Worldwide Corp., senior secured disc. notes, (original accretion rate
                   12.00%), 0.00%, 03/15/98 ..................................................         3,662,750
   20,000,000     RJR Nabisco, Inc., senior notes, 9.25%, 08/15/13 ...........................        20,600,000
    9,600,000     Sealy Corp., senior sub. notes, 9.50%, 05/01/03 ............................         9,744,000
                                                                                                    -------------
                                                                                                      81,504,250
                                                                                                    -------------
                  Containers & Packaging  1.9%
    9,000,000     Container Corp. of America, guaranteed senior notes, Series A, 11.25%, 05/01/04      9,360,000
   12,000,000     Container Corp. of America, senior notes, Series A, 9.75%, 04/01/03 ........        11,925,000
   12,000,000     Owens Illinois, Inc., senior sub. notes, 9.75%, 08/15/04 ...................        12,540,000
    5,500,000     Owens Illinois, Inc., SF, senior deb., 11.00%, 12/01/03 ....................         6,146,250
                                                                                                    -------------
                                                                                                      39,971,250
                                                                                                    -------------
                  Energy1.2%
    6,750,000     Energy Ventures, senior notes, 10.25%, 03/15/04 ............................         7,129,688
   17,000,000     Gulf Canada Resources, Ltd., senior sub. notes, 9.25%, 01/15/04 ............        17,481,269
                                                                                                    -------------
                                                                                                      24,610,957
                                                                                                    -------------
                  Food & Beverages6.1%
    9,250,000     Beatrice Foods, Inc., SF, senior sub. notes, 12.00%, 12/01/01 ..............         2,821,250
    3,100,000     Curtice-Burns Foods, Inc., senior sub.notes, 12.25%, 02/01/05 ..............         3,208,500
    2,500,000     Darling-Delaware Co., Inc., SF, senior sub. notes, 11.00%, 07/15/00 ........         2,493,750
   32,575,000    bDel Monte Corp., sub. notes, PIK, 12.25%, 09/01/02 .........................        23,779,750
    5,950,000     Dominick's Finer Foods, senior sub. deb., 10.875%, 05/01/05 ................         6,232,625
    1,540,000     Dr Pepper Bottling Co. of Texas, senior notes, 10.25%, 02/15/00 ............         1,593,900
    2,000,000    dDr Pepper Bottling Holdings, SF, senior disc. notes, zero coupon to 02/15/98,
                   (original accretion rate 11.625%), 11.625% thereafter, 02/15/03 ...........         1,595,000
   29,593,000    dDr Pepper/Seven-Up Cos., Inc., SF, senior sub. disc. notes, zero coupon to
                   11/01/97, (original accretion rate 11.50%), 11.50% thereafter, 11/01/02 ...        27,521,490
    7,500,000     PMI Acquisition Corp., senior sub. notes, 10.25%, 09/01/03 .................         7,725,000
   14,000,000     Royal Crown Corp., senior secured notes, 9.75%, 08/01/00 ...................        11,690,000
   19,000,000     Specialty Foods Corp., senior notes, Series B, 10.25%, 08/15/01 ............        17,860,000
   19,000,000     Texas Bottling Group, Inc., senior sub. notes, 9.00%, 11/15/03 .............        18,857,500
                                                                                                    -------------
                                                                                                     125,378,765
                                                                                                    -------------
                  Food Retailing  6.8%
   17,500,000     Brunos Inc., senior sub. notes, 10.50%, 08/01/05 ...........................        16,843,750
   18,900,000     Grand Union Co., senior notes, 12.00%, 09/01/04 ............................        16,726,500
   11,600,000     P & C Food Markets, Inc., senior sub. notes, 11.50%, 10/15/01 ..............        11,281,000

                  Food Retailing (cont.)
$  14,000,000     Pathmark Stores, Inc., senior sub. notes, 9.625%, 05/01/03 .................      $ 13,055,000
   10,000,000     Pathmark Stores, Inc., SF, sub. notes, 11.625%, 06/15/02 ...................         9,800,000
    5,000,000     Penn Traffic Co., senior notes, 8.625%, 12/15/03 ...........................         4,312,500
   10,000,000     Penn Traffic Co., senior notes, 10.375%, 10/01/04 ..........................         9,162,500
   11,000,000     Pueblo Xtra International, senior notes, 9.50%, 08/01/03 ...................        10,175,000
   19,250,000     Ralphs Grocery Co., senior notes, 10.45%, 06/15/04 .........................        19,009,375
   13,500,000     Ralphs Grocery Co., senior sub. notes, 11.00%, 06/15/05 ....................        12,926,250
    2,000,000     Ralphs Grocery Co., senior sub. notes, 13.75%, 06/15/05 ....................         2,120,000
   15,000,000     Smitty's Supervalu, Inc., senior sub. notes, 12.75%, 06/15/04 ..............        14,625,000
                                                                                                    -------------
                                                                                                     140,036,875
                                                                                                    -------------
                  Forest & Paper Products  6.8%
   15,000,000     APP International Finance, guaranteed, 11.75%, 10/01/05 ....................        14,625,000
   33,000,000     Fort Howard Corp., senior sub. notes, 9.00%, 02/01/06 ......................        32,422,500
    7,961,256     Fort Howard Corp., SF, pass through trust, 11.00%, 01/02/02 ................         8,319,512
    8,000,000     Repap New Brunswick, FRN, senior notes, 9.50%, 07/15/00 ....................         8,020,000
   10,000,000     Repap New Brunswick, senior notes, first priority, 9.875%, 07/15/00 ........        10,125,000
   12,900,000     Repap New Brunswick, senior notes, second priority, 10.625%, 04/15/05 ......        12,867,750
   11,300,000     S.D. Warren Co., senior sub. notes, 12.00%, 12/15/04 .......................        12,599,500
   20,000,000     Tembec Finance Corp., senior notes, 9.875%, 09/30/05 .......................        19,850,000
   18,900,000     Tjiwi Kimia International, guaranteed senior notes, 13.25%, 08/01/01 .......        20,317,500
                                                                                                    -------------
                                                                                                     139,146,762
                                                                                                    -------------
                  Gaming & Leisure  3.9%
   19,900,000     Aztar Corp., senior sub. notes, 13.75%, 10/01/04 ...........................        22,089,000
    7,300,000     Grand Casinos, Inc., first mortgage, 10.125%, 12/01/03 .....................         7,473,375
    9,000,000     Harrahs Operating, Inc., senior sub. notes, 10.875%, 04/15/02 ..............         9,720,000
    4,750,000     Players International, Inc., senior notes, 10.875%, 04/15/05 ...............         4,482,813
   17,000,000     Showboat, Inc., senior sub. notes, 13.00%, 08/01/09 ........................        18,955,000
   22,000,000 b,d.Six Flags Theme Parks, senior sub. notes, zero coupon to 06/15/98, (original
                   accretion rate 12.25%), 12.25% thereafter, 06/15/05 .......................        17,105,000
                                                                                                    -------------
                                                                                                      79,825,188
                                                                                                    -------------
                  Healthcare  4.8%
   14,830,000     Abbey Healthcare Group, Inc., senior sub. notes, 9.50%, 11/01/02 ...........        15,738,338
    3,344,681     Amerisource Distribution Corp., senior deb., PIK, 11.25%, 07/15/05 .........         3,628,979
   20,000,000     Dade International Inc., senior sub. notes, 13.00%, 02/01/05 ...............        22,000,000
    9,000,000    bMerit Behavioral Care, senior sub. notes, 11.50%, 11/15/05..................         9,135,000
   16,900,000     OrNda Healthcorp., guaranteed senior sub. notes, 11.375%, 08/15/04 .........        18,928,000
    9,000,000     Sola Group, Ltd., senior sub. notes, 6.00% coupon to 12/15/98, 9.625%
                   thereafter, 12/15/03 ......................................................         8,583,750

                  Healthcare (cont.)
$   3,400,000     Tenet Healthcare Corp., senior notes, 9.625%, 09/01/02 .....................       $ 3,723,000
    4,000,000     Tenet Healthcare Corp., senior notes, 8.625%, 12/01/03 .....................         4,135,000
   12,300,000     Tenet Healthcare Corp., senior sub. notes, 10.125%, 03/01/05 ...............        13,407,000
                                                                                                    -------------
                                                                                                      99,279,067
                                                                                                    -------------
                  Home Building  .9%
   18,196,000     Walter Industries, Inc., senior notes, Series B, 12.19%, 03/15/00 ..........        18,446,195
                                                                                                    -------------

                  Industrial  6.0%
   23,000,000     American Standard, Inc., senior deb., 11.375%, 05/15/04 ....................        25,587,500
   22,850,000    dAmerican Standard, Inc., SF, senior sub. deb., zero coupon to 06/01/98,
                   (original accretion rate 10.50%), 10.50% thereafter, 06/01/05 .............        19,222,563
    5,000,000     Coltec Industries, Inc., senior notes, 9.75%, 11/01/99 .....................         5,143,750
   18,000,000     Coltec Industries, Inc., senior sub. notes, 10.25%, 04/01/02 ...............        18,495,000
   29,000,000    dEagle Industries, Inc., senior notes, zero coupon to 07/15/98, (original accretion
                   rate 10.50%), 10.50% thereafter, 07/15/03 .................................        23,490,000
   12,600,000     Inter-City Products Corp., senior secured notes, 9.75%, 03/01/00 ...........         7,875,000
   10,376,000     Thermadyne Industries, Inc., senior sub. notes, 10.25%, 05/01/02 ...........        10,531,640
   14,387,000     Thermadyne Industries, Inc., sub. notes, 10.75%, 11/01/03 ..................        14,458,935
                                                                                                    -------------
                                                                                                     124,804,388
                                                                                                    -------------
                  Lodging  2.6%
    1,249,800    dDivi Hotels, Inc., secured cvt. sub. deb., (original accretion rate 0.00%),
                   0.00%, 01/28/02 ...........................................................           218,715
   20,000,000     HMH Properties, Inc., senior notes, 9.50%, 05/15/05 ........................        20,050,000
   20,000,000     John Q. Hammons Hotels, first mortgage, 8.875%, 02/15/04 ...................        19,550,000
    4,500,000    bJohn Q. Hammons Hotels, first mortgage, 9.75%, 10/01/05 ....................         4,505,625
   10,000,000     Red Roof Inns, Inc., senior notes, 9.625%, 12/15/03 ........................         9,800,000
                                                                                                    -------------
                                                                                                      54,124,340
                                                                                                    -------------
                  Media & Broadcasting  5.5%
   12,000,000     Ackerley Communications, Inc., senior secured notes, Series B, 10.75%, 10/01/03     12,840,000
    8,700,000     American Media Operation, senior sub. notes, 11.625%, 11/15/04 .............         8,656,500
    7,000,000    bBenedek Broadcasting, senior notes, 11.875%, 03/01/05 ......................         7,551,250
   17,500,000     EZ Communications, Inc., senior sub. notes, 9.75%, 12/01/05 ................        17,412,500
    7,100,000     Granite Broadcasting Corp., senior sub. notes, Series A, 10.375%, 05/15/05 .         7,259,750
    5,075,000     Infinity Broadcasting Corp., senior sub. notes, 10.375%, 03/15/02 ..........         5,474,656
   15,000,000     New World Television, Inc., SF, senior notes, 11.00%, 06/30/05 .............        15,975,000
   18,000,000    dPan Am Sat Capital Corp., LP, SF, senior sub. disc. notes, zero coupon to
                   08/01/98, (original accretion rate 11.375%), 11.375% thereafter, 08/01/03 .        14,580,000
   14,400,000     Sinclair Broadcasting Group, senior sub. notes, 10.00%, 09/30/05 ...........        14,724,000
    9,500,000     Turner Broadcasting Systems, Inc., senior deb., 8.40%, 02/01/24 ............         9,393,125
                                                                                                    -------------
                                                                                                     113,866,781
                                                                                                    -------------
                  Metals & Mining  4.5%
$  23,400,000    dAcme Metals, Inc., senior secured disc. notes, zero coupon to 08/01/97, (original
                   accretion rate 13.50%), 13.50% thereafter, 08/01/04 .......................      $ 18,369,000
   20,000,000     AK Steel Corporation, senior notes, 10.75%, 04/01/04 .......................        22,025,000
   18,000,000    gAlgoma Steel, Inc., first mortgage (Canada), 12.375%, 07/15/05 .............        15,795,000
   17,000,000     Envirosource, Inc., senior notes, 9.75%, 06/15/03 ..........................        14,875,000
   20,000,000     Gulf States Steel, first mortgage, 13.50%, 04/15/03 ........................        17,800,000
    3,090,000     Ucar Global Enterprises, Inc., senior sub. notes, 12.00%, 01/15/05 .........         3,522,600
                                                                                                    -------------
                                                                                                      92,386,600
                                                                                                    -------------
                  Oil/Gas  .6%
   12,000,000 b,h Clark USA, Inc., senior notes, 10.875%, 12/01/05 ...........................        12,270,000
                                                                                                    -------------

                  Restaurants  2.0%
   10,850,000     Family Restaurants, Inc., senior notes, 9.75%, 02/01/02 ....................         5,967,500
    2,000,000     Flagstar Corp., senior notes, 10.75%, 09/15/01 .............................         1,855,000
   11,000,000     Flagstar Corp., senior notes, 10.875%, 12/01/02 ............................        10,120,000
   13,614,000     Flagstar Corp., SF, senior sub. deb., 11.25%, 11/01/04 .....................        10,006,290
    5,900,000     Foodmaker, Inc., senior notes, 9.25%, 03/01/99 .............................         5,442,750
    8,400,000     Foodmaker, Inc., senior sub. notes, 9.75%, 06/01/02 ........................         7,266,000
                                                                                                    -------------
                                                                                                      40,657,540
                                                                                                    -------------
                  Technology & Information Systems  1.3%
   10,000,000     ADT Operations, guaranteed senior sub. notes, 9.25%, 08/01/03 ..............        10,662,500
    7,500,000    dBell & Howell Co., senior deb., zero coupon to 03/01/00, (original accretion
                   rate 11.50%), 11.50% thereafter, 03/01/05..................................         4,856,250
    3,550,000     Bell & Howell Co., senior notes, 9.25%, 07/15/00 ...........................         3,647,625
    6,500,000     Bell & Howell Co., senior sub. notes, 10.75%, 10/01/02 .....................         6,971,250
                                                                                                    -------------
                                                                                                      26,137,625
                                                                                                    -------------
                  Textiles & Appare  l2.2%
   10,300,000    cForstmann & Co., Inc., SF, senior sub. notes, 14.75%, 04/15/99 .............         4,171,500
   15,000,000     Hartmarx Corp., senior sub. notes, 10.875%, 01/15/02 .......................        13,650,000
    3,356,000     JPS Textiles Group, Inc., SF, disc. notes, 10.85%, 06/01/99 ................         2,936,500
   10,056,000     JPS Textiles Group, Inc., SF, sub. notes, 10.25%, 06/01/99 .................         8,799,000
    6,000,000     WestPoint Stevens, Inc., senior notes, 8.75%, 12/15/01 .....................         6,120,000
   10,000,000     WestPoint Stevens, Inc., senior sub. deb., 9.375%, 12/15/05 ................        10,100,000
                                                                                                    -------------
                                                                                                      45,777,000
                                                                                                    -------------
                  Transportation  4.2%
    9,000,000     Delta Air Lines, Inc., SF, pass-through equipment trust, 10.06%, 01/02/16 ..        10,550,358
   15,000,000     Delta Air Lines, Inc., SF, pass-through equipment trust, 10.50%, 04/30/16 ..        18,213,643
   19,000,000     Gearbulk Holding, Ltd., senior notes, 11.25%, 12/01/04 .....................        20,187,500

                  Transportation (cont.)
$   4,900,000 b,h Howmet Corp., senior sub. notes, 10.00%, 12/01/03 ..........................       $ 5,047,000
    9,500,000     Southern Pacific Rail Corp., senior notes, 9.375%, 08/15/05 ................        10,355,000
   20,422,000     United Airlines, SF, pass-through equipment trust, Series B-2, 9.06%, 09/26/14      21,687,755
                                                                                                    -------------
                                                                                                      86,041,256
                                                                                                    -------------
                  Utilities  1.9%
   22,500,000    dCalifornia Energy, senior notes, zero coupon to 01/15/97, (original accretion
                   rate 10.25%), 10.25% thereafter, 01/15/04 .................................        21,150,000
    1,500,000    dCMS Energy Corp., senior notes, Series B, zero coupon to 10/01/95, (original
                   accretion rate 9.875%), 9.875% thereafter, 10/01/99 .......................         1,556,088
    4,500,000     Midland Funding II, SF, senior lease obligation, Series A, 11.75%, 07/23/05          4,665,558
   11,500,000     Midland Funding II, SF, senior lease obligation, Series B, 13.25%, 07/23/06         12,616,165
                                                                                                    -------------
                                                                                                      39,987,811
                                                                                                    -------------
                  Wireless Communication  3.8%
   20,000,000    dComcast Cellular Communications, Inc., senior notes, Series B, (original
                   accretion rate 11.37%), 0.00%, 03/05/00 ...................................        15,300,000
   15,000,000     Comcast Corp., senior sub. deb., 9.50%, 01/15/08 ...........................        15,675,000
   27,250,000    dDial Call Communications, units, senior disc. notes, zero coupon to 04/15/99,
                   (original accretion rate 12.25%), 12.25% thereafter, 04/15/04 .............        14,783,124
   15,000,000    dNextel Communications, senior disc. notes, (original accretion rate 9.75%),
                   0.00%, 08/15/04  ..........................................................         7,856,250
   12,000,000     Paging Network, Inc., senior sub. notes, 10.125%, 08/01/07 .................        12,810,000
   10,500,000     Rogers Cantel Mobile Communications, Inc., SF, senior sub. notes,
                   10.75%, 11/01/01 ..........................................................        11,077,500
                                                                                                    -------------
                                                                                                      77,501,874
                                                                                                    -------------
                  Total Bonds (Cost $1,746,306,577)...........................................     1,750,073,855
                                                                                                    -------------
                  Foreign Currency Notes  1.2%
                  South Africa
  108,800,000    gESCOM, E168, utility deb., 11.00%, 06/01/08 (Cost $25,220,943)..............        23,991,034
                                                                                                    -------------
                  Foreign Government Agencies  1.2%

                  Mexico  1.0%
   28,000,000     United Mexican States, FRN, Series D, 6.875%, 12/31/19 .....................        19,320,000
    4,000,000     United Mexican States, Series B, 6.25%, 12/31/19 ...........................         2,465,000
                                                                                                    -------------
                                                                                                      21,785,000
                                                                                                    -------------
                  Venezuela  .2%
   10,000,000     Republic of Venezuela, FRN, 6.813%, 12/18/07 ...............................         4,612,500
                                                                                                    -------------
                         Total Foreign Government Agencies (Cost $28,710,765).................        26,397,500
                                                                                                    -------------
                  Common Stocks  3.6%
      741,331 a,e Bucyrus-Erie Co. ...........................................................       $ 6,301,314
      168,149    aDarling Delaware Co. .......................................................         4,035,576
      611,655 a,e Divi Hotels, Inc. ..........................................................           160,254
      362,001    aGaylord Container Corp. ....................................................         3,348,509
       20,000     Gulf States Steel...........................................................           200,000
      111,234    aKash N' Karry Food Stores, Inc. ............................................         2,836,467
    1,436,971 a,e NVR, Inc. ..................................................................        14,010,467
       39,757    aPenn Traffic Co. ...........................................................           516,841
    2,291,953 a,e Price Communications Corp. .................................................        18,335,624
      546,646    aPullman Co. ................................................................         5,261,468
      510,000     RJR Nabisco Holdings Corp. .................................................        14,853,750
       97,500 a,b Specialty Food Corp. .......................................................           231,563
       38,615     Thermadyne Holdings Corp. ..................................................           622,667
      189,505    aWalter Industries, Inc., Class A ...........................................         2,463,565
                                                                                                    -------------
                  Total Common Stocks (Cost $128,034,056).....................................        73,178,065
                                                                                                    -------------
                  Preferred Stocks  1.9%
      199,000     First Nationwide Bank, 11.50% pfd. .........................................        22,288,000
      379,837    aGlendale Federal Bank, 1.00% cvt. pfd., Series D ...........................         6,124,872
       10,518     PanAmSat Corp., LP, 12.75%, pfd., PIK ......................................        11,648,685
                                                                                                    -------------
                  Total Preferred Stocks (Cost $36,448,887)...................................        40,061,557
                                                                                                    -------------
                  Partnership Units  .4%
      415,000     Freeport-McMoRan Resource Partners, Ltd., depository units (Cost $6,441,167)         7,885,000
                                                                                                    -------------
                aWarrants & Rights  .3%
       27,250     Dial Page, Inc. ............................................................             6,813
        8,030     Foodmaker, Inc. ............................................................           104,069
      465,524     Gaylord Container Corp. ....................................................         4,306,097
       16,789     Grand Union Co., Series 1...................................................             6,296
       33,577     Grand Union Co., Series 2...................................................             4,197
        5,896     Kendall International, Inc., rights ........................................           390,622
      120,000     NVR, Inc. ..................................................................           255,000
       20,000     Payless Cashways, Inc. .....................................................             5,000
       15,000     Smitty's Supervalu, Inc. ...................................................           105,000
                                                                                                    -------------
                         Total Warrants & Rights (Cost $3,025,070)............................         5,183,094
                                                                                                    -------------
                         Total Common Stocks, Preferred Stocks, Partnership Units,
                          and Warrants & Rights (Cost $173,949,180)...........................       126,307,716
                                                                                                    -------------
                         Total Long Term Investments (Cost $1,974,187,465)....................     1,926,770,105
                                                                                                    -------------



                 fReceivables from Repurchase Agreements  4.6%
 $ 92,483,758     Joint Repurchase Agreement, 5.90%, 12/01/95 (Cost $93,748,596)
                  Bear Stearns & Co. Inc., (Maturity Value $14,234,307)
                   Collateral: U.S. Treasury Bills, 03/14/96
                               U.S. Treasury Notes, 5.50% - 8.875%, 04/30/97 - 12/31/99
                   Chase Manhattan Bank N.A., (Maturity Value $14,234,307)
                    Collateral: U.S. Treasury Notes, 5.25% - 7.50%, 12/31/96 - 07/31/98
                   Daiwa Securities America, Inc., (Maturity Value $14,234,307)
                    Collateral: U.S. Treasury Notes, 5.625% - 7.875%, 01/31/96 - 11/30/99
                   Donaldson, Lufkin, & Jenrette, (Maturity Value $14,234,307)
                    Collateral: U.S. Treasury Notes, 5.875% - 8.00%, 12/31/96 - 11/30/99
                   Nikko Securities Co. International, Inc., (Maturity Value $14,234,307)
                    Collateral: U.S. Treasury Notes, 5.50% - 8.50%, 04/30/97 - 03/31/00
                   Swiss Bank Corp., (Maturity Value $14,234,307)
                    Collateral: U.S. Treasury Notes, 6.125%, 05/31/97
                   UBS Securities Inc., (Maturity Value $8,358,119)
                    Collateral: U.S. Treasury Bills, 06/27/96
                                U.S. Treasury Notes, 5.375% - 5.50%, 11/30/97 - 11/15/98 .....      $ 93,748,596
                                                                                                    -------------
                                Total Investments (Cost $2,067,936,061)98.3%..................     2,020,518,701
                                Other Assets and Liabilities, Net1.7%.........................        35,747,513
                                                                                                    -------------
                                Net Assets  100.0%............................................    $2,056,266,214
                                                                                                    =============

                  At November 30, 1995, the net unrealized depreciation based on the cost of investments for income tax purposes of $2,067,936,061 was as follows:
                    Aggregate gross unrealized appreciation for all investments in which there
                     was an excess of value over tax cost.....................................      $ 87,242,439
                    Aggregate gross unrealized depreciation for all investments in which there
                     was an excess of tax cost over value.....................................      (134,659,799)
                                                                                                    -------------
                    Net unrealized depreciation...............................................     $ (47,417,360)
                                                                                                    =============



PORTFOLIO ABBREVIATIONS:
FRN - Floating Rate Notes
LP - Limited Partnership
PIK - Payment-in-Kind
SF - Sinking Fund


aNon-income producing.
bSee Note 6 regarding Rule 144A securities.
cSee Note 7 regarding defaulted securities.
dZero coupon/Step-up bonds. The current effective yield may vary. The original accretion rate will remain constant.
eSee Note 9 regarding holdings of 5% voting securities.
fFace amount for  repurchase  agreements is for the underlying  collateral.  See
Note  1(f)  regarding  Joint  Repurchase  Agreement.
gFace amount is stated in foreign currency and value is stated in U.S. dollars.
hSee Note 1(g) regarding securities purchased on a when-issued basis.

                       The accompanying notes are an integral part of these financial statements.


AGE HIGH INCOME FUND, INC.

Financial Statements

Statement of Assets and Liabilities
November 30, 1995 (unaudited)

Assets:
 Investments in securities, at value (identified cost $1,974,187,465).........................    $1,926,770,105
 Receivables from repurchase agreements, at value and cost....................................        93,748,596
 Receivables:
  Dividends and interest......................................................................        44,204,642
  Investment securities sold..................................................................         9,841,024
  Capital shares sold.........................................................................         5,412,200
 Prepaid expenses.............................................................................           134,110
                                                                                                    -------------
      Total assets............................................................................     2,080,110,677
                                                                                                    -------------
Liabilities:
 Payables:
  Investment securities purchased:
   Regular delivery...........................................................................         2,471,979
   When-issued or delayed delivery basis (Note 1).............................................        16,900,000
  Management fees.............................................................................           792,198
  Capital shares repurchased..................................................................         3,521,598
  Distribution fees...........................................................................           153,693
  Shareholder servicing costs.................................................................             4,995
                                                                                                    -------------
      Total liabilities.......................................................................        23,844,463
                                                                                                    -------------
Net assets, at value..........................................................................    $2,056,266,214
                                                                                                    =============

Net assets consist of:
 Undistributed net investment income..........................................................      $ 15,254,751
 Net unrealized depreciation on investments and translation of assets and
  liabilities denominated in foreign currency.................................................       (47,427,192)
 Net realized loss............................................................................      (468,666,185)
 Class I capital shares.......................................................................         7,334,364
 Class II capital shares......................................................................            64,209
 Additional paid-in capital...................................................................     2,549,706,267
                                                                                                    -------------
Net assets, at value..........................................................................    $2,056,266,214
                                                                                                    =============

Class I Shares:

 Net assets, at value.........................................................................    $2,038,400,610
                                                                                                    =============
 Shares outstanding...........................................................................       733,436,447
                                                                                                    =============
 Net asset value per share*...................................................................             $2.78
                                                                                                    =============

Class II Shares:

 Net assets, at value.........................................................................      $ 17,865,604
                                                                                                    =============
 Shares outstanding...........................................................................         6,420,936
                                                                                                    =============
 Net asset value per share*...................................................................             $2.78
                                                                                                    =============

*Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

                       The accompanying notes are an integral part of these financial statements.



AGE HIGH INCOME FUND, INC.
Financial Statements (cont.)

Statement of Operations
for the six months ended November 30, 1995 (unaudited)

Investment income:
 Interest (Note 1) ...........................................................................       $96,740,026
 Dividends ...................................................................................         2,188,262
                                                                                                    -------------
       Total Income...........................................................................                      $ 98,928,288
Expenses:
 Management fees (Note 5).....................................................................         4,620,282
 Distribution fees - Class I (Note 5).........................................................           789,437
 Distribution fees - Class II (Note 5)........................................................            23,171
 Shareholder servicing costs (Note 5).........................................................           470,442
 Reports to shareholders......................................................................           391,660
 Custodian fees...............................................................................           115,413
 Professional fees............................................................................            43,229
 Directors' fees and expenses.................................................................            37,430
 Registration and filling fees................................................................            28,054
 Other........................................................................................            36,341
                                                                                                    -------------
      Total expenses..........................................................................                         6,555,459
                                                                                                                    -------------
      Net investment income...................................................................                        92,372,829
                                                                                                                    -------------
Realized and unrealized gain from investments and foreign currencies:
 Net realized gain on:
  Investments.................................................................................                            23,540
  Foreign currency transactions...............................................................                           105,904
Net unrealized appreciation (depreciation) on:
 Investments..................................................................................                        10,584,253
 Translation of assets and liabilities denominated in foreign currencies......................                           (83,364)
                                                                                                                    -------------
Net realized and unrealized gain on investments and foreign currencies........................                        10,630,333
                                                                                                                    -------------
 Net increase in net assets resulting from operations.........................................                      $103,003,162
                                                                                                                    =============



                       The accompanying notes are an integral part of these financial statements.


AGE HIGH INCOME FUND, INC.
Financial Statements (cont.)

Statements of Changes in Net Assets
for the six months ended November 30, 1995 (unaudited) and for the year ended May 31, 1995

                                                                                    Six months                Year
                                                                                      ended                   ended
                                                                                November 30, 1995          May 31, 1995
                                                                                -----------------       -----------------

Increase (decrease) in net assets:
 Operations:
  Net investment income.......................................................   $   92,372,829           $ 172,668,215
  Net realized gain (loss) from investments and foreign currency transactions           129,444              (4,004,670)
  Net unrealized appreciation on investments and translation
   of assets and liabilities denominated in foreign currency..................       10,500,889              55,295,775
                                                                                   ------------            ------------
      Net increase in net assets resulting from operations....................      103,003,162             223,959,320
 Distributions to shareholders from undistributed net investment income:
  Class I ....................................................................      (93,377,118)           (176,150,325)
  Class II ...................................................................         (266,705)                     --
Increase in net assets from capital share transactions (Note 3)...............      137,341,432              44,275,805
                                                                                   ------------            ------------
      Net increase in net assets..............................................      146,700,771              92,084,800
Net assets:
 Beginning of period..........................................................    1,909,565,443           1,817,480,643
                                                                                   ------------            ------------
 End of period (including undistributed net investment income of $15,254,751 -
  11/30/95 and $16,419,841 - 5/31/95).........................................   $2,056,266,214          $1,909,565,443
                                                                                   ============            ============


                       The accompanying notes are an integral part of these financial statements.



AGE HIGH INCOME FUND, INC.

Notes to Financial Statements (unaudited)


1. SIGNIFICANT ACCOUNTING POLICIES

AGE High Income Fund, Inc. (the Fund) is an open-end, diversified management investment company (mutual fund) registered under the Investment Company Act of 1940 as amended.

The Fund offers two classes of shares, Class I and Class II. Class I shares are sold with a higher front-end sales charge than Class II shares. Each class of shares may be subject to a contingent deferred sales charge and has the same rights, except with respect to the effect of the respective sales charges, the distribution fees borne by each class, voting rights on matters affecting a single class and the exchange privilege of each class.

The offering of Class II shares began May 16, 1995, at which time all previously outstanding shares became Class I shares. Realized and unrealized gains or losses and net investment income, other than class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles for investment companies.

a. Securities Valuations:

Portfolio securities listed on a securities exchange or on the NASDAQ National Market System for which market quotations are readily available are valued at the last quoted sale price of the day or, if there is no such reported sale, within the range of the most recent quoted bid and asked prices. Securities for which market quotations are readily available are valued at current market values, obtained from pricing services, which are based on a variety of factors, including recent trades, institutional size trading in similar types of securities (considering yield, risk and maturity) and/or developments related to specific securities. Portfolio securities which are traded both in the over-the-counter market and on a securities exchange are valued according to the broadest and most representative market as determined by the Manager. Securities for which market quotations are not available, if any, are valued in accordance with procedures established by the Board of Directors (the Board).

The value of a foreign security is determined as of the close of trading on the foreign exchange on which it is traded or as of the close of trading on the New York Stock Exchange, if that is earlier, and that value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at noon, New York time, on the day the value of the foreign security is determined. If no sale is reported at that time, the mean between the current bid and asked prices is used. Occasionally, events which affect the values of foreign securities and foreign exchange rates may occur between the times at which they are determined and the close of the exchange and will, therefore, not be reflected in the computation of the Fund's net asset value, unless material. If events which materially affect the value of these foreign securities occur during such period, then these securities will be valued in accordance with procedures approved by the Board.

The fair values of securities restricted as to resale, if any, are determined following procedures established by the Board.

b. Income Taxes:

The Fund intends to continue to qualify for the tax treatment applicable to regulated investment companies under the Internal Revenue Code and to make the requisite distributions to its shareholders which will be sufficient to relieve it from income and excise taxes. Therefore, no income tax provision is required.

c. Security Transactions:

Security transactions are accounted for on the date the securities are purchased or sold (trade date). Realized gains and losses on security transactions are determined on the basis of specific identification for both financial statement and income tax purposes.


1. SIGNIFICANT ACCOUNTING POLICIES (cont.)

d. Investment Income, Expenses and Distributions:

Dividend  income  and   distributions   to  shareholders  are  recorded  on  the
ex-dividend date. Interest income and estimated expenses are accrued daily. Bond discount, if any, is amortized as required by the Internal Revenue Code.

Net investment income differs for financial statement and tax purposes primarily due to differing treatments of defaulted securities and foreign currency transactions.

Net realized capital gain (loss) differs for financial statement and tax purposes primarily due to differing treatments of foreign currency transactions.

e. Foreign Currency Translation:

The accounting records of the Fund are maintained in U.S. dollars. All assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the rate of exchange of such currencies against U.S. dollars on the date of the valuation. Purchases and sales of securities, income and expenses are translated at the rate of exchange quoted on the day the transactions are recorded. Differences between income and expense amounts recorded and collected or paid are recognized when reported by the custodian bank.

The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Realized foreign exchange gains or losses arise from sales and maturities of short-term securities, sales of foreign currencies, currency gains or losses realized between the trade date and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized appreciation/depreciation on translation of assets and liabilities denominated in foreign currencies arises from changes in the value of assets and liabilities other than investments in securities at semi-fiscal year end, resulting from changes in exchange rates.

f. Repurchase Agreements:

The Fund may enter into a Joint Repurchase Agreement whereby its uninvested cash balance is deposited into a joint cash account to be used to invest in one or more repurchase agreements with government securities dealers recognized by the Federal Reserve Board and/or member banks of the Federal Reserve system. The value and face amount of the Joint Repurchase Agreement are allocated to the Fund based on its pro-rata interest.

In a repurchase agreement, the Fund purchases a U.S. government security from a dealer or bank subject to an agreement to resell it at a mutually agreed upon price and date. Such a transaction is accounted for as a loan by the Fund to the seller, collateralized by the underlying security. The transaction requires the initial collateralization of the seller's obligation by U.S. government securities with market value, including accrued interest, of at least 102% of the dollar amount invested by the Fund, with the value of the underlying security marked to market daily to maintain coverage of at least 100%. The collateral is delivered to the Fund's custodian and held until resold to the dealer or bank. At November 30, 1995, all outstanding repurchase agreements held by the Fund had been entered into on that date.

g. Securities Purchased on a When-Issued or Delayed Delivery Basis:

The Fund may trade securities on a when-issued or delayed delivery basis, with payment and delivery scheduled for a future date. These transactions are subject to market fluctuations and are subject to the risk that the value at delivery may be more or less than the trade date purchase price. Although the Fund will generally purchase these securities with the intention of acquiring such securities, it may sell such securities before the settlement date. These securities are identified on the accompanying Statement of Investments in Securities and Net Assets. The Fund has set aside sufficient investment securities as collateral for these purchase commitments.

2. DISTRIBUTIONS AND CAPITAL LOSS CARRYOVERS

At May 31, 1995, for tax purposes, the Fund had capital loss carryovers as follows:

                                      Expiring in: 1996         $ 94,919,282
                                                   1997              163,832
                                                   1998           85,786,601
                                                   1999          192,912,531
                                                   2000           63,753,106
                                                   2001           14,304,993
                                                   2002           12,243,104
                                                   2003            4,606,276
                                                                ------------
                                                                $468,689,725
                                                                ============

For tax purposes, the aggregate cost of securities and unrealized depreciation of the Fund are the same as for financial statement purposes at November 30, 1995.

3. CAPITAL STOCK

At November 30, 1995, there were 2,500,000,000 Class I shares and 2,500,000,000 Class II shares of $0.01 par value capital stock authorized and paid-in capital aggregated $2,539,266,701 and $17,838,139, respectively. Transactions in the Fund's shares for the six months ended November 30, 1995 and the year ended May 31, 1995 were as follows:

                                                         Six Months Ended                    Year Ended
                                                         November 30, 1995                  May 31, 1995
                                                         -----------------                -----------------
Class I Shares:                                       Shares          Amount           Shares          Amount
                                                    ----------      ----------       ----------      ----------
Shares sold....................................     46,063,633    $ 127,883,638      52,443,355     $139,551,551
Shares issued in reinvestment of distributions.     14,132,621       39,031,912      27,202,050       71,798,174
Shares redeemed................................    (35,399,893)     (98,216,661)    (75,584,219)    (200,243,386)
Changes from exercise of exchange privilege:
 Shares sold...................................     56,149,320      155,857,702     180,273,401      478,238,917
 Shares redeemed...............................    (37,597,082)    (104,343,854)   (167,382,625)    (445,778,895)
                                                   -----------      -----------      ----------      -----------
      Net increase.............................     43,348,599    $ 120,212,737      16,951,962     $ 43,566,361
                                                   ===========      ===========      ==========      ===========
Class II Shares:*
Shares sold....................................      5,925,993     $ 16,468,403         254,368        $ 700,469
Shares issued in reinvestment of distributions.         39,729          110,015              --               --
Shares redeemed................................       (216,201)        (602,202)             --               --
Changes from exercise of exchange privilege:
 Shares sold...................................        467,911        1,302,893           3,252            8,975
 Shares redeemed...............................        (54,116)        (150,414)             --               --
                                                   -----------      -----------      ----------      -----------
      Net increase.............................      6,163,316     $ 17,128,695         257,620        $ 709,444
                                                   ==========       ===========      ==========      ===========

*For the six  months  ended  November  30,  1995  and the  period  May 16,  1995
(effective date) to May 31, 1995.

4. PURCHASES AND SALES OF SECURITIES

Purchases and sales of securities (excluding purchases and sales of short-term securities) for the six months ended November 30, 1995 aggregated $241,018,744 and $169,043,404, respectively.

5. TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES

Pursuant to a management agreement, Franklin Advisers, Inc. (Advisers) provides investment advice, administrative services, office space and facilities to the Fund, and receives fees, computed monthly on the net assets of the Fund on the last day of the month at an annualized rate of .625% of 1% of the first $100 million of net assets, .50% of 1% of net assets in excess of $100 million up to $250 million, and .45% of 1% of net assets in excess of $250 million. The terms of the management agreement provide that aggregate annual expenses of the Fund be limited to the extent necessary to comply with the limitations set forth in the laws, regulations and administrative interpretations of the states in which the Fund's shares are registered. For the six months ended November 30, 1995, the Fund's expenses did not exceed these limitations.

In its capacity as underwriter for the capital stock of the Fund, Franklin/Templeton Distributors, Inc. (Distributors), receives commissions on sales of the Fund's capital stock. Commissions are deducted from the gross proceeds received from the sale of the capital stock of the Fund, and as such are not expenses of the Fund. Distributors may also make payments, out of its own resources, to the dealers for certain sales of Class I and Class II shares. Commissions received by Distributors and the amounts paid to other dealers for the six months ended November 30, 1995 were as follows:

                                                                              Class I    Class II
                                                                             ---------  ----------
               Total commissions received...............................    $4,246,585    $182,684
                                                                             =========    ========
               Paid to other dealers....................................    $4,089,046    $332,601
                                                                             =========    ========

Distributors also received contingent deferred sales charges relating to transactions in the Fund in the amounts of $128 and $5,061 for Class I and Class II shares, respectively.

Under the terms of a shareholder service agreement, the Fund pays Franklin/Templeton Investor Services, Inc. (Investor Services) a fee for each shareholder account. Shareholder servicing costs incurred by the Fund for the six months ended November 30, 1995 aggregated $470,442.

Under the terms of Distribution Plans pursuant to Rule 12b-1 of the Investment Company Act of 1940, the Fund will reimburse Distributors in an amount up to a maximum of 0.15% per annum for Class I and 0.65% per annum for Class II's average daily net assets for costs incurred in the promotion, offering and marketing of the Fund's shares. Fees incurred by the Fund under the agreements aggregated $812,608 for the six months ended November 30, 1995.

Certain officers and directors of the Fund are also officers and/or directors of Distributors, Advisers, and Investor Services, all wholly-owned subsidiaries of Franklin Resources, Inc.

6. RULE 144A SECURITIES

Rule 144A provides a non-exclusive safe harbor exemption from the registration requirements of the Securities Act of 1933 for specified resales of restricted securities to qualified institutional investors. The Fund values these securities as disclosed in Note 1. At November 30, 1995, the Fund held 144A securities with a value aggregating $79,625,188 representing 3.87% of the Fund's net assets. See the accompanying Statement of Investments in Securities and Net Assets for specific information on such securities.

7. CREDIT RISK AND DEFAULTED SECURITIES

Although the Fund has a diversified portfolio, 82.3% of its portfolio is invested in lower rated and comparable quality unrated high yield securities. Investments in high yield securities are accompanied by a greater degree of credit risk and such lower quality securities tend to be more sensitive to economic conditions than higher rated securities. The risk of loss due to default by the issuer may be significantly greater for the holders of high yield securities, because such securities are generally unsecured and are often subordinated to other creditors of the issuer. At November 30, 1995, the Fund held two defaulted securities issued by two separate companies with a value aggregating $9,176,500, representing 0.45 % of the Fund's net assets. For more information as to specific securities, see the accompanying Statement of Investments in Securities and Net Assets.

For financial reporting purposes, it is the Fund's accounting practice to discontinue accrual of income and provide an estimate for probable losses due to unpaid interest income on defaulted bonds for the current reporting period.

8. OTHER CONSIDERATIONS

Advisers, as the Fund's Manager, may serve as a member of various bondholders' committees, representing bondholders' interests in certain corporate restructuring negotiations. Currently, the Manager serves on the bondholders' committees for Bucyrus-Erie, Scott Cable and Forstmann Textiles. As a result of this involvement in these committees, Advisers may be in possession of certain material non-public information. Advisers has not sold nor does it intend to sell any of its holdings in these securities while in possession of material non-public information in contravention of the Federal Securities Laws.

9. HOLDINGS OF 5% VOTING SECURITIES OF PORTFOLIO COMPANIES

Investments in portfolio companies, 5% or more of whose outstanding voting securities are held by the Fund, are defined in the Investment Company Act of 1940 as affiliated companies. The Fund had investments in such affiliated companies at November 30, 1995, which amounted to $38,807,659. For more information as to specific securities, see the accompanying Statement of Investments in Securities and Net Assets.

10. FINANCIAL HIGHLIGHTS

Selected data for a share of capital stock outstanding throughout each year are as follows:

                                                                      For the year ended May 31,
                                                                  ----------------------------------
                                      Six Months Ended
                                      November 30, 1995        1995        1994        1993        1992        1991
                                      -----------------        ----        ----        ----        ----        ----
Class I Shares:

Per Share Operating Performance
Net asset value at beginning
 of year.......................             $2.77             $2.70        $2.81       $2.72       $2.37       $2.53
                                          ----------       ----------   ----------   ----------  ----------  ----------
Net investment income..........               .13               .26          .27         .30         .31         .34
Net realized and unrealized gain
 (loss) on investment and
 foreign currencies............               .012              .074        (.113)       .054        .340       (.122)
                                          ----------       ----------   ----------   ----------  ----------  ----------
Total from investment operations              .142              .334         .157        .354        .650        .218
                                          ----------       ----------   ----------   ----------  ----------  ----------
Less distributions from:
 Net investment income.........              (.132)            (.264)       (.267)      (.264)      (.300)      (.359)
 Paid-in capital...............               .--               .--          .--         .--         .--        (.019)
                                          ----------       ----------   ----------   ----------  ----------  ----------
Total distributions............              (.132)            (.264)       (.267)      (.264)      (.300)      (.378)
                                          ----------       ----------   ----------   ----------  ----------  ----------
Net asset value at end of year.             $2.78             $2.77        $2.70       $2.81       $2.72       $2.37
                                          ==========       ==========   ==========   ==========  ==========  ==========
TOTAL RETURN*..................              5.25%            13.34%        5.19%      13.33%      28.48%      10.18%


10. FINANCIAL HIGHLIGHTS (cont.)

                                                                      For the year ended May 31,
                                                                  ----------------------------------

                                      Six Months Ended
                                      November 30, 1995        1995        1994        1993        1992        1991
                                      -----------------        ----        ----        ----        ----        ----
Class I Shares: (cont.)

Ratios/Supplemental Data
Net assets at end of year
 (in 000's).....................        $2,038,401         $1,908,853   $1,817,481   $1,935,919  $1,864,195  $1,587,656
Ratio of expenses to average
  net assets...................               .66%+              .66%         .59%         .56%        .58%        .59%
Ratio of net investment income
 to average net assets.........              9.32%+             9.71%        9.61%       10.78%      12.18%      14.87%
Portfolio turnover rate........              8.94%             28.56%       42.32%       38.33%      43.70%      28.55%



                                 Six Months Ended          Period Ended
                                 November 30, 1995         May 31, 1995**
                                 -----------------         ------------
Class II Shares:

Per Share Operating Performance
Net asset value at beginning
 of year........................       $2.77                  $2.76
                                    ----------             ----------
Net investment income...........         .13                    .--
Net realized and unrealized
 gain on investment and
 foreign currencies.............         .002                   .010
                                    ----------             ----------
Total from investment operations         .132                   .010
Distributions from net
 investment income..............        (.122)                  .--
                                    ----------             ----------
Net asset value at end of year..       $2.78                  $2.77
                                    ==========             ==========
TOTAL RETURN*...................        4.87%                   .36%
Ratios/Supplemental Data
Net assets at end of year
 (in 000's)....................      $17,866                   $713
Ratio of expenses to average
 net assets.....................        1.24%+                 1.14%+
Ratio of net investment income
 to average net assets..........        8.98%+                 6.91%+
Portfolio turnover rate.........        8.94%                 28.56%

*Total return measures the change in value of an investment over the periods indicated. It is not annualized. It does not include the maximum front end sales charge or the deferred contingent sales charge and assumes reinvestment of dividends and capital gains, if any, at net asset value. Prior to May 1, 1994, dividends were reinvested at the maximum offering price.
**For the period May 16, 1995 (effective date) to May 31, 1995.
+Annualized
++Ratios for the six months ended November 30, 1995 have been calculated using the daily average net asset during the period.

To ensure the highest quality of service, telephone calls to or from our service departments may be monitored, recorded and accessed. These calls can be determined by the presence of a regular beeping tone.